                                                                  EXHIBIT 10.43

                               SECURITY AGREEMENT
               (INSURANCE MANAGEMENT INFORMATION SERVICES, INC.)

     THIS SECURITY AGREEMENT (the "Agreement") is executed this 30 day of December, 1996, by INSURANCE MANAGEMENT INFORMATION SERVICES, INC., a Florida corporation (the "Borrower"), in favor of FIRST OF AMERICA BANK - FLORIDA, F.S.B., a federal savings bank (the "Lender"), and is made in reference to the following facts:

     (A) On or about the date hereof, the Lender has agreed to make a secured loan to the Borrower in the original principal amount of $809,000.00 (the "Loan"). The borrower will be sometimes referred to below as the "Obligor". The Loan is evidenced by a note executed by the Borrower, which will be sometimes referred to below as the "Note", and is secured by numerous instruments of security, including without limitation, Guaranty Agreements, Loan Agreement, other Security Agreements, and UCC-1 Financing Statements, the terms and provisions of all of which are incorporated in and made a part hereof, all of which Note and instruments of security collectively comprise the "Loan Documents".

     (B) As a condition to making the Loan, Lender has required the Borrower to grant the Lender a perfected first security interest in and lien on all of the items described on Exhibit "A" attached hereto, together with all parts, accessions, replacements, and all proceeds thereof, including insurance proceeds (collectively the "Collateral").

     NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, the Borrower does hereby covenant, agree, warrant and represent with and to the Lender as follows:

     1. Recitals. The statements contained in the recitals of fact set forth above (the "Recitals") are true and correct and the Recitals by this reference are made a part of this Agreement.

     2. Security Interest. Borrower does hereby grant to Lender a first security interest in and lien on the Collateral as additional security to secure the payment of principal, interest and other sums due or to become due under the Note and any and all extensions, modifications or renewals of the Note, and all present and future indebtedness, obligations, and liabilities contained in or referred to or which may hereafter arise in connection with or as contemplated by the instruments of security for the Note, and any and all modifications or extensions of the Note and the instruments of security therefor, and all obligations and liabilities of Borrower hereunder, all of which are hereinafter referred to as the "Obligations."

     3. Location of Collateral. The Collateral will at all times be located solely within the State of Florida, and will not be removed from the State of Florida without the prior written consent of Lender.

     4. Payment. The Obligor shall pay and perform, all and singular, the Obligations, including but not limited to the payment of sums of principal and interest and other sums payable by virtue of the Loan Documents promptly when due, and shall perform all of Obligor's agreements in the Loan Documents and herein and to pay all taxes and assessments levied or assessed against the Collateral, against this Agreement and against the Obligations secured hereby, whether such taxes and assessments be against the Collateral, the Obligations, the Obligor, the Lender, or another. All such taxes and assessments shall be paid by the Obligor before they become delinquent, and before the date they would have become delinquent or within ten (10) days after payment of same, whichever shall be sooner, Obligor shall deliver to Lender official receipts, or copies thereof, showing payment.

     5. Protection of Lender's Security. Borrower is and will be the owner of the Collateral free and clear from any lien, security interest or encumbrance, except for the lien and the obligations of this Agreement No financing statement covering any of the collateral is on file in any public office. Borrower will from time to time at the request of Lender execute one or more financing statements and such other documents (and pay the costs of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things, all as Lender may request to establish and maintain a valid perfected security interest in the Collateral to secure the payment and performance of the Obligations.

     6. Costs and Attorneys' Fees. Borrower shall pay, all and singular, the expenditures, costs, charges and expenses, including reasonable attorneys' fees and costs information requests, incurred or paid at any time by the Lender because of the failure on the part of the Obligor promptly and fully to perform and pay the Obligations, and all such costs, charges and expenses shall be immediately due and payable and shall bear interest at the highest legal rate permitted by law to be charged by Lender from time to time, from date of payment by Lender until repaid by Borrower and, together with such interest, shall be secured by the lien of this Agreement.

     7. Default. Borrower shall be in default under this Agreement upon the happening of any of the following events or conditions: (a) failure or omission to perform or pay when due any of the Obligations (including any installment thereof or interest thereof); (b) any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower prove to have been false in any material respect when made or furnished; (c) Borrower makes an assignment for the benefit of creditors; (d) a Receiver is appointed for Borrower or any part of the Collateral; (e) Borrower files a Petition in Bankruptcy, is adjudicated a bankrupt, or files any petition or institutes any proceedings under the Bankruptcy Code with respect to Borrower's assets and liabilities; or (f) Borrower defaults in, breaches or fails to perform any one or more of the covenants and agreements contained in the Obligations, including without limitation, this Agreement, the Note, or any other instrument executed by Borrower in connection with the Loan secured hereby on even date herewith or hereafter.

         8. Acceleration. Upon the occurrence of any default which remains uncured for ten (10) days or more, Lender may, at its option, declare all Obligations, or any of them (notwithstanding any provision thereof), immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become and be due and payable without demand or notice, and Lender shall have and may exercise from time to time any and all rights and remedies of a Lender under the Uniform Commercial Code of the State of Florida and any and all other rights and remedies available to it under any other applicable law, including the right to foreclose this Agreement and the other instrument of security in the same proceedings. A monetary default shall be deemed to include failure to make payments of principal, interest and late charges under the Note as well as payments of taxes and governmental assessments and premiums for instance under this Agreement and the other instruments of security for the Loan. Notwithstanding anything contained in the preceding sentences of this paragraph 8 to the contrary, there shall be no requirement of a curative period as set forth above in the event of a default described in subparagraphs (c), (d) or (e) or paragraph 7 hereof. Upon request or demand of Lender, Borrower shall, at Borrower's expense, assemble the Collateral and make it available to the Lender and Borrower shall promptly pay all costs of Lender of collection of any and all of the Obligations and enforcements of rights hereunder, including reasonable attorneys' fees and legal expenses. Expenses of retaking, holding, preparing for sale, selling or the like, shall include those incurred on appeal, if any.

         9. Waiver. No waiver by Lender of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Lender in exercising any right or remedy shall operate as a waiver thereof or the exercise of any other right or remedy.

         10. Provisions Cumulative. The provisions of this Agreement are cumulative and in addition to the provisions of the Note secured by this Agreement and the provisions of the instruments securing the Note and Lender shall have all the benefits, rights and remedies of and under the Note any other instrument securing same. All rights of Lender hereunder shall inure to the benefit of its successors and assigns and all obligations of Borrower hereunder shall bind the successors and assigns of Borrower.

         11. Florida Contract. This Agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida.

         12. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this agreement.

         13. Assignment by Lender. In the event of any assignment hereof by Lender, Borrower, jointly and severally, covenant and agree that Borrower will not assert against any assignee hereof any claim or defense which Borrower may have against Lender, except Borrower may assert against any such assignee any defense of a type which may be asserted against a holder in due course of a negotiable instrument under the Uniform Commercial Code of the State of Florida.

     14. Headings. The headings of the paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

     IN WITNESS WHEREOF, Borrower has executed this instrument under seal the day and year first above written.


Signed, sealed and delivered               INSURANCE MANAGEMENT INFORMATION
in the presence of:                        SERVICES, INC., a Florida corporation



/s/  Harold David Holland                  By:  /s/ G. Kristin Delano
---------------------------                   ---------------------------
                                              Its Secretary

                                              (CORPORATE SEAL)
---------------------------
As to Borrower




STATE OF GEORGIA         )
COUNTY OF LOWNDES        )


     The foregoing instrument was acknowledged before me this 30 day of December, 1996, by G. KRISTIN DELANO, the Secretary of INSURANCE MANAGEMENT INFORMATION SERVICES, INC., a Florida corporation, on behalf of the corporation.


Personally Known          OR Produced Identification
                 --------
Type of Identification Provided  Drivers License
                                ----------------------


                                                /s/  Tina S. Wyers
                                                -------------------------
                                                SIGNATURE
                                                TINA S. WYERS
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              NOTARY PUBLIC

My Commission Expires:  08/02/00

                                  1995 & 1996
                             NET BOOK VALUE REPORT



                                                                 Placed In     Acquisition    Accumulated    Net Book
Company   Sys #     Description                                  Service          Value       Depreciation     Value
----------------------------------------------------------------------------------------------------------------------

IMIS      1         COMPAQ PROLINEA PC                           02/01/95        1,836.06         76.50        1,759.56
IMIS      3         8MB UPGRADE FOR COMPAQ PROLINEA              03/01/95          393.40          8.20          385.20
IMIS      4         DELL LATITUDE i486 NOTEBOOK PC (SEE NOTES)   04/01/95        4,034.60      1,597.03        2,437.57
IMIS      5         TOKEN RING                                   04/01/95          447.19        177.01          270.18
IMIS      6         DEVELOPMENT FEES SOFTWARE FOR BRMS &
                         WORKER'S COMP                           05/01/95        8,640.00          0.00        8,640.00
IMIS      9         DELL DIMENSION P90 PC                        12/01/95        2,432.11        557.36        1,874.75
IMIS      10        COMPAQ PROLINEA E 5100 8/630                 04/01/96        2,932.28        427.62        2,504.66
IMIS      480       BELL & HOWELL MAILSTAR SYSTEM                04/01/96      414,005.30          0.00      414,005.30
IMIS      479       BELL & HOWELL MAIL WEIGH EQUIPMENT           10/01/96       13,000.00        216.67       12,783.33
IMIS      373       HP EXT JET DIRECT PRINT SERVER               01/01/95          516.81        226.10          290.71
IMIS      374       EPSON STYLUS COLOR PRINTER                   01/01/95          561.75        245.77          315.98
IMIS      362       AS400 TERMINAL                               02/01/95          983.55        409.81          573.74
IMIS      375       MODEM 7855 V.32                              02/01/95        1,043.09        434.61          608.48
IMIS      376       UPS MAINTENANCE BYPASS SWITCH                02/01/95        1,284.00        535.00          749.00
IMIS      377       AS400 TERMINAL                               02/01/95          983.55        409.81          573.74
IMIS      379       AS400 TERMINAL                               02/01/95          983.80        409.92          573.88
IMIS      380       AS400 TERMINAL                               02/01/95          983.80        409.92          573.88
IMIS      383       COMPAQ PROLINEA PC                           02/01/95        1,836.07        765.03        1,071.04
IMIS      384       COMPAQ PROLINEA PC                           02/01/95        1,836.06        765.02        1,071.04
IMIS      387       COMPAQ PROLINEA PC                           02/01/95        1,836.66        765.27        1,071.39
IMIS      389       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.26        193.67          295.59
IMIS      390       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.26        193.67          295.59
IMIS      391       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.26        193.67          295.59
IMIS      392       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.26        193.67          295.59
IMIS      393       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      394       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      395       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      396       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      397       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      398       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      399       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      400       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      401       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      402       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      403       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      404       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      405       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      406       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      407       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      408       MADGE SMART 16/4 TOKEN RING CARD             03/01/95          489.25        193.66          295.59
IMIS      409       MODULYNK TERMINAL                            04/01/95          913.30        342.48          570.82
IMIS      410       COMPAQ PROLINEA PC                           04/01/95        2,144.76        804.28        1,340.48
IMIS      412       AS/400 TERMINAL                              04/01/95          913.30        273.99          639.31
IMIS      413       COMPAQ PROLINEA PC                           04/01/95        2,295.25        860.71        1,434.54
IMIS      415       COMPAQ PROLINEA PC                           04/01/95        2,324.20        871.57        1,452.63
IMIS      417       COMPAQ PROLINEA PC                           04/01/95        2,498.98        937.12        1,561.86
IMIS      418       COMPAQ PROLINEA PC                           04/01/95        2,498.98        937.12        1,561.86
IMIS      421       COMPAQ PROLINEA PC                           04/01/95        2,498.98        937.12        1,561.86
IMIS      423       540 MB IDE PLUS MISC COMPUTER EQUIPMENT      04/01/95          812.02        304.50          507.52
IMIS      424       16MB AND 8MB SIM                             04/01/95          960.24        360.09          600.15
IMIS      425       DELL LATITUDE 486 NOTEBOOK PC (SEE NOTES)    05/01/95        4,367.38      1,546.78        2,820.60
IMIS      426       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.46        173.00          315.46
IMIS      427       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.46        173.00          315.46
IMIS      428       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.46        173.00          315.46
IMIS      429       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.46        173.00          315.46
IMIS      430       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.46        173.00          315.46
IMIS      431       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.46        173.00          315.46
IMIS      432       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.46        173.00          315.46
IMIS      433       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.46        173.00          315.46


                                  EXHIBIT "A"

                                  1995 & 1996
                             NET BOOK VALUE REPORT



                                                                 Placed In     Acquisition    Accumulated    Net Book
Company   Sys #     Description                                  Service          Value      Depreciation      Value
----------------------------------------------------------------------------------------------------------------------

IMIS      434       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.46        173.00          315.46
IMIS      435       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.46        173.00          315.46
IMIS      436       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.46        173.00          315.46
IMIS      437       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.46        173.00          315.46
IMIS      438       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.46        173.00          315.46
IMIS      439       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.46        173.00          315.46
IMIS      440       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.45        172.99          315.46
IMIS      441       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.45        172.99          315.46
IMIS      442       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.45        172.99          315.46
IMIS      443       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.45        172.99          315.46
IMIS      444       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.45        172.99          315.46
IMIS      445       MADGE 16/4 SMART RING NODE PLUS              05/01/95          488.45        172.99          315.46
IMIS      446       SEAGATE ST31230N                             05/01/95          627.44        222.21          405.23
IMIS      447       SEAGATE ST31230N                             05/01/95          627.44        222.21          405.23
IMIS      448       STARTEK 2 PORT TWINAX HUB                    05/01/95          858.14        303.92          554.22
IMIS      449       STARTEK 2 PORT TWINAX HUB                    05/01/95          858.14        303.92          554.22
IMIS      450       STARTEK 2 PORT TWINAX HUB                    05/01/95          858.14        303.92          554.22
IMIS      451       SEAGATE SCSI HARDDRIVE                       05/01/95        1,192.80        422.45          770.35
IMIS      452       2 PORT TWINAX HUB                            05/01/95          858.14        303.92          554.22
IMIS      453       COMPAQ PROLINEA PC (SEE NOTES)               06/01/95        2,013.58        671.20        1,342.38
IMIS      455       PERLE 394E-32 CONTROLLER                     06/01/95        4,946.75      1,648.91        3,297.84
IMIS      456       LYNK 3487 TERMINAL                           06/01/95          876.55        292.18          584.37
IMIS      457       SILVON SOFTWARE (SEE NOTES)                  06/01/95       25,800.00      8,600.00       17,200.00
IMIS      458       COMPAQ PROLINEA PC (SEE NOTES)               06/01/95        2,271.78        757.26        1,514.52
IMIS      460       COMPAQ PROLINEA PC (SEE NOTES)               06/01/95        2,085.42        695.14        1,390.28
IMIS      462       COMPAQ PROLINEA PC (SEE NOTES)               06/01/95        2,085.42        695.14        1,390.28
IMIS      464       COMPAQ PROLINEA PC (SEE NOTES)               06/01/95        2,674.93        891.63        1,783.30
IMIS      466       COMPAQ 4/16 DDS DAT TAPE DRIVE               06/01/95        1,868.01        622.67        1,243.34
IMIS      467       COMPAQ PROLINEA PC (SEE NOTES)               06/01/95        2,132.68        710.89        1,421.79
IMIS      469       MADGE SMART AT RING                          06/01/95          473.93        157.98          315.95
IMIS      470       MADGE SMART AT RING                          06/01/95          473.93        157.98          315.95
IMIS      471       MADGE SMART AT RING                          06/01/95          473.93        157.98          315.95
IMIS      472       MADGE SMART AT RING                          06/01/95          473.93        157.98          315.95
IMIS      473       MADGE SMART AT RING                          06/01/95          473.93        157.98          315.95
IMIS      474       MADGE SMART AT RING                          06/01/95          473.93        157.98          315.95
IMIS      475       MADGE SMART AT RING                          06/01/95          473.93        157.98          315.95
IMIS      476       MADGE SMART AT RING                          06/01/95          473.93        157.98          315.95
IMIS      477       MADGE SMART AT RING                          06/01/95          473.93        157.98          315.95
IMIS      478       MADGE SMART AT RING                          06/01/95          473.93        157.98          315.95
IMIS      479       MADGE SMART AT RING                          06/01/95          473.92        157.97          315.95
IMIS      480       MADGE SMART AT RING                          06/01/95          473.92        157.97          315.95
IMIS      481       MADGE SMART AT RING                          06/01/95          473.92        157.97          315.95
IMIS      482       MADGE SMART AT RING                          06/01/95          473.92        157.97          315.95
IMIS      483       MADGE SMART AT RING                          06/01/95          473.92        157.97          315.95
IMIS      484       MADGE SMART AT RING                          06/01/95          473.92        157.97          315.95
IMIS      485       MADGE SMART AT RING                          06/01/95          473.92        157.97          315.95
IMIS      486       MADGE SMART AT RING                          06/01/95          473.92        157.97          315.95
IMIS      487       MADGE SMART AT RING                          06/01/95          473.92        157.97          315.95
IMIS      488       MADGE SMART AT RING                          06/01/95          473.92        157.97          315.95
IMIS      489       COMPAQ PROLINEA PC (SEE NOTES)               06/01/95        2,283.68        761.23        1,522.45
IMIS      491       IBM 2613 FEATURE (V.35 ADAPTER AND 20" CABLE)06/01/95          834.50        278.17          556.33
IMIS      492       SR-DFD/RDM/WRM PRODUCT/DATA MODELING SW      06/01/95       14,500.00      4,833.33        9,666.67
IMIS      494       ARCADA BACKUP EXEC ENTERPRISE V6.0 SOFTWARE  06/01/95          813.20        271.06          342.14
IMIS      493       CD ROM DRIVE AND CD ROM CONTROLLER           07/01/95          769.90        240.60          529.30
IMIS      495       COMPAQ PROLINEA PC (SEE NOTES)               07/01/95        2,620.61        818.94        1,301.67
IMIS      497       COMPAQ PROSIGNIA 300 PENT PC (SEE NOTES)     07/01/95        7,105.40      2,220.44        4,884.96
IMIS      499       COMPAQ PROLINEA PC (SEE NOTES)               07/01/95        2,210.26        690.70        1,519.56
IMIS      501       8 MB UPGRADE                                 07/01/95          393.07        122.83          270.24


                                  1995 & 1996
                             NET BOOK VALUE REPORT



                                                                 Placed In     Acquisition    Accumulated    Net Book
Company   Sys #    Description                                   Service          Value       Depreciation     Value
----------------------------------------------------------------------------------------------------------------------

IMIS      502      ADAPTEC 1744 SCSI ADAPTER                     07/01/95          506.11        158.15          347.96
IMIS      503      LASERJET 4 PLUS PRINTER                       07/01/95        1,535.23        479.75        1,055.48
IMIS      504      EXTERNAL JET DIRECT PRINT SERVER              07/01/95          511.46        159.83          351.63
IMIS      505      WINDOWS NT SERVER V3.5                        08/01/95          670.85        195.66          475.19
IMIS      506      SQL WINDOWS SERVER V6.0                       08/01/95          944.81        275.57          669.24
IMIS      507      NT WORKSTATION MS WINDOWS V3.5                08/01/95          298.53         87.07          211.46
IMIS      508      DELL LATITUDE i486 NOTEBOOK PC                08/01/95        3,657.60      1,066.80        2,590.80
IMIS      510      DELL DIMENSION P75 TOWER BASE PC (SEE NOTES)  08/01/95        2,234.16        651.63        1,582.53
IMIS      511      S/C CHAIR                                     08/01/95          285.16         66.53          218.63
IMIS      512      S/C CHAIR                                     08/01/95          285.16         66.53          218.63
IMIS      513      S/C CHAIR                                     08/01/95          285.16         66.53          218.63
IMIS      514      S/C CHAIR                                     08/01/95          285.16         66.53          218.63
IMIS      515      S/C CHAIR                                     08/01/95          285.16         66.53          218.63
IMIS      516      S/C CHAIR                                     08/01/95          285.16         66.53          218.63
IMIS      517      S/C CHAIR                                     08/01/95          285.16         66.53          218.63
IMIS      518      S/C CHAIR                                     08/01/95          285.16         66.53          218.63
IMIS      519      S/C CHAIR                                     08/01/95          285.16         66.53          218.63
IMIS      520      STARTEK HUB 2-PORT ACTIVE TWINAX              08/01/95          858.14        250.29          607.85
IMIS      521      COMPAQ PROSIGNIA 300 PENT 90 MODEL 1          08/01/95        6,308.48      1,839.97        4,468.51
IMIS      522      DELL LATITUDE XP i486 NOTEBOOK PC (SEE NOTES) 08/01/95        4,073.43      1,188.09        2,885.34
IMIS      523      PENTIUM PROLINEA 5/100 PC (SEE NOTES)         08/01/95        6,862.39      2,001.53        4,860.86
IMIS      525      COMPAQ PROLINEA 486DX 100 PC (SEE NOTES)      08/01/95        2,508.84        731.74        1,777.10
IMIS      527      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      528      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      529      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      530      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      531      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      532      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      533      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      534      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      535      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      536      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      537      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      538      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      539      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      540      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      541      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      542      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      543      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      544      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      545      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      546      SMART 16/4 TOKEN RINGNODE                     08/01/95          547.20        159.60          387.60
IMIS      547      STEEL CASE FURNITURE                          09/01/95        3,232.61        700.40        2,532.21
IMIS      548      COMPAQ PROLINEA P/90 8/420 (SEE NOTES)        09/01/95        3,292.45        891.70        2,400.75
IMIS      549      STARTEK 299AT HUB 2PT ACT TWINAX              09/01/95          868.14        235.13          633.01
IMIS      550      MS WINDOWS 95 & MS OFFICE (SEE NOTES)         09/01/95        6,261.10      1,695.72        4,565.38
IMIS      551      MISCELLANEOUS (SEE NOTES)                     09/01/95          170.09         46.07          124.02
IMIS      552      STEEL CASE EQUIPMENT                          10/01/95          576.20        115.24          460.96
IMIS      553      HP LASERJET 5L PRINTER                        10/01/95          620.31        155.08          465.23
IMIS      554      PC-DELL DIMENSION 575 T (SEE NOTES)           10/01/95        2,217.04        554.26        1,662.78
IMIS      555      MULTIMEDIA MT PROJECTOR                       10/01/95        6,708.66      1,677.16        5,031.50
IMIS      556      NT SERVER 3.51 COMPAQ OEM VERSION             10/01/95          692.25        173.06          519.19
IMIS      557      1 COMPAQ PROLINEA (SEE NOTES)                 10/01/95        3,407.64        851.91        2,555.73
IMIS      567      CHAIR                                         10/01/95          287.35         57.47          229.88
IMIS      568      CHAIR                                         10/01/95          287.35         57.47          229.88
IMIS      558      COMPAQ PROLINEA P90 8/630 (SEE NOTES)         11/01/95        4,157.38        952.74        3,204.64
IMIS      559      COMPAQ PROLINEA P90 8/630 (SEE NOTES)         11/01/95        4,157.38        952.74        3,204.64
IMIS      560      COMPAQ PROLINEA P90 8/420 (SEE NOTES)         11/01/95        3,292.45        754.52        2,537.93


                                  EXHIBIT "A"

                                  1995 & 1996
                             NET BOOK VALUE REPORT



                                                                 Placed In     Acquisition    Accumulated    Net Book
Company   Sys #     Description                                  Service          Value      Depreciation      Value
----------------------------------------------------------------------------------------------------------------------

IMIS      561       COMPAQ PROLINEA P/90 8/420 (SEE NOTES)       11/01/95        3,614.47        828.31        2,786.16
IMIS      562       ARCSERVE NLM WINDOWS v5.01 250 USER          11/01/95        1,459.09        334.37        1,124.72
IMIS      563       DATABASE UTILITY                             11/01/95        1,495.00        342.60        1,152.40
IMIS      564       DELL DIMENSION P90 PC                        12/01/95        3,176,23        661.71        2,514.52
IMIS      565       DELL DIMENSION P/90 PC                       11/01/95        2,432.11        506.69        1,925.42
IMIS      566       AS400 MODEL SEQUEL KERNEL                    12/01/95        6,615.00      1,378.12        5,236.88
IMIS      569       DATA BASE UTILITY FOR CALVIN & HOBBES        12/01/95        1,495.00        311.46        1,183.54
IMIS      570       DELL LATITUDE LAPTOP                         12/01/95        3,757.90        782.90        2,975.00
IMIS      571       DELL LATITUDE LAPTOP                         12/01/95        3,187.33        664.02        2,523.31
IMIS      572       DELL LATITUDE LAPTOP                         12/01/95        3,187.33        664.02        2,523.31
IMIS      573       DELL LATITUDE LAPTOP                         12/01/95        3,247.67        676.60        2,571.07
IMIS      574       DELL LATITUDE LAPTOP                         12/01/95        3,499.26        729.01        2,770.25
IMIS      575       SECURITY DOOR INFO SYSTEMS                   12/01/95        1,192.00        198.67          993.33
IMIS      576       MADGE CARD (SEE ASSET #571)                  12/01/95        1,377.86        287.06        1,090.80
IMIS      577       MADGE CARD (SEE ASSET #572)                  12/01/95        1,077.35        224.45          852.90
IMIS      578       HP INTERNAL JETDIRECT TR CARD                01/01/96          565.40        106.01          459.39
IMIS      579       HP INTERNAL JETDIRECT TR CARD                01/01/96          565.40        106.01          459.39
IMIS      580       I/O TERMINALS                                01/01/96          862.65        161.74          700.91
IMIS      581       I/O TERMINALS                                01/01/96          862.65        161.74          700.91
IMIS      582       DELL LATITUDE LX i486 LAPTOP                 01/01/96        3,905.08        732.20        3,172.88
IMIS      583       COMPAQ PROLINEA E 5100 8/630 (SEE NOTES)     01/01/96        2,891.20        542.10        2,349.10
IMIS      584       HP JET DIRECT EXTERNAL 5SI                   01/01/96          619.20        116.10          503.10
IMIS      585       16 MB UPGRADE FOR PROLINEA                   01/01/96        1,081.25        202.73          878.52
IMIS      586       NT SERVER SOFTWARE 3.51 (SEE NOTES)          01/01/96        1,944.19        364.53        1,579.66
IMIS      587       S - DESIGNER ENTERPRISE FOR PB V.4.X WIN     01/01/96        2,881.51        540.28        2,341.23
IMIS      588       COMPAQ PROLINEA 575E MODEL 630 (SEE NOTES)   01/01/96        3,202.47        600.46        2,602.01
IMIS      589       NETWORK LINKBUILDER FMS TR-24 PORT HUB       01/01/96        2,023.08        379.32        1,643.76
IMIS      590       NETWORK LINKBUILDER FMS TR-24 PORT HUB       01/01/96        2,023.08        379.32        1,643.76
IMIS      591       LINKBUILDER FMS TR 12 PT HUB                 01/01/96        1,365.56        256.04        1,109.52
IMIS      592       NETWORK LINKBUILDER FMS TR FIBER RJ/RO       01/01/96          485.65         91.05          394.60
IMIS      593       PADLOCK SECURITY SOFTWARE                    01/01/96        1,685.25        315.98        1,369.27
IMIS      594       POWERTOOL ENTERPRISE                         01/01/96        1,524.75        285.89        1,238.86
IMIS      595       DELL DIMENSION 5100T PC (SEE NOTES)          01/01/96        3,041.20        570.22        2,470.98
IMIS      596       DELL DIMENSION 5100T PC (SEE NOTES)          01/01/96        3,041.21        570.22        2,470.99
IMIS      597       17" MONITOR UPGRADE                          01/01/96          808.96        151.68          657.28
IMIS      598       COMPAQ PROLIANT 1500 R 5/133 MODEL           01/01/96        8,237.69      1,544.56        6,693.13
IMIS      599       COMPAQ HD ACC SMART SCSI ARRAY CONTROLLER    01/01/96        2,254.57        422.73        1,831.84
IMIS      602       COMPAQ HD 4.3GB PLUGGABLE FAST-SCSI-2        01/01/96        1,584.79        297.15        1,287.64
IMIS      603       COMPAQ HD 4.3GB PLUGGABLE FAST-SCSI-2        01/01/96        1,584.79        297.15        1,287.64
IMIS      604       COMPAQ HD 4.3GB PLUGGABLE FAST-SCSI-2        01/01/96        1,584.79        297.15        1,287.64
IMIS      600       COMPAQ SMEM KIT 64MB EXPN                    02/01/96        3,268.48        611.00        2,657.48
IMIS      601       COMPAQ SMEM KIT 64MB EXPN                    02/01/96        3,268.48        611.00        2,657.48
IMIS      605       HAYES MODEM CENTURY 8 RACK OPTIMA 288R       02/01/96        4,609,40        768.23        3,841.17
IMIS      606       COMPAQ PROSIGNIA 300 MODEL (SEE NOTES)       02/01/96        7,244.98      1,207.49        6,037.49
IMIS      607       COMPAQ PROSIGNIA 300 MODEL (SEE NOTES)       02/01/96        7,244.98      1,207.49        6,037.48
IMIS      608       KINGSTON 16 MB UPGRADE FOR DELL              02/01/96          747.25        124.54          622.71
IMIS      609       RENEWAL UPGRADE FOR WINDOWS ENTERPRISE       03/01/96        1,316.10        191.93        1,124.17
IMIS      610       COMPAQ PROLINEA E 5100 8/1060                03/01/96        3,047.09        355.49        2,691.60
IMIS      611       COMPAQ PROLINEA E P100 8/630 NC              03/01/96        2,791.63        407.11        2,384.52
IMIS      612       COMPAQ PROLINEA E 5100 8/1060                03/01/96        4,146.31        604.67        3,541.64
IMIS      613       COMPAQ PROLINEA E P100 8/630 NC              03/01/96        3,031.90        442.15        2,589.75
IMIS      614       COMPAQ PROLINEA E 5100 8/1060                03/01/96        4,598.78        670.65        3,928.13
IMIS      615       SYNON SOFTWARE WITH UPGRADES AND SUPPORT     03/01/96       50,455.00      7,358.02       43,096.98
IMIS      616       COMPAQ PROLINEA E 5100 8/630 (SEE NOTES)     03/01/96        2,932.78        422.69        2,510.09
IMIS      617       COMPAQ PROLINEA E 5100 8/630 (SEE NOTES)     03/01/96        4,229.29        609.80        3,619.49
IMIS      618       8 PORT DIGI BOARD                            04/01/96          732.89         91.61          641.28
IMIS      619       COMPAQ PROLINEA E 5100 8/630                 04/01/96        2,931.83        366.48        2,565.35
IMIS      620       VIEWSTAR MONITOR (SEE NOTES)                 05/01/96        2,297.70        239.34        2,058.36


                                  EXHIBIT "A"

                                  1995 & 1996
                             NET BOOK VALUE REPORT



                                                                 Placed In     Acquisition    Accumulated    Net Book
Company   Sys #     Description                                  Service          Value      Depreciation      Value
----------------------------------------------------------------------------------------------------------------------

IMIS      621       COMPAQ PROLINEA E 5100 8/630 (SEE NOTES)     05/01/96        2,925.41        304.73        2,620.68
IMIS      622       COMPAQ PROLINE  E 5100 8/630 (SEE NOTES)     05/01/96        3,005.58        313.08        2,692.50
IMIS      623       COMPAQ PROLINE  E 5100 8/630 (SEE NOTES)     05/01/96        3,005.59        313.08        2,692.51
IMIS      624       COMPAQ PROLINEA E 5100 8/630 (SEE NOTES)     06/01/96        3,525.60        293.80        2,231.80
IMIS      625       S-DESIGNOR ENTERPRISE SOFTWARE               06/01/96          914.94         76.24          838.70
IMIS      626       ARTMEDIA 17" MONITOR                         07/01/96          893.86         55.86          838.00
IMIS      627       COMPAQ PROLINEA 120 E                        07/01/96        3,287.42        205.46        3,081.96
IMIS      628       HITACHI 20" MONITOR                          07/01/96        1,678.91        104.93        1,573.98
IMIS      629       COMPAQ PROLINEA E 5100                       07/01/96        2,389.04        149.31        2,239.73
IMIS      630       STARTEK HUB                                  07/01/96          896.22         56.01          840.21
IMIS      633       PVCS VERSION MANAGER V5.2 WINDOWS NT         07/01/96        2,911.84        181.99        2,729.85
IMIS      634       COMPAQ PROLINEA E 5100 (SEE NOTES)           08/01/96        2,435.39        101.47        2,333.92
IMIS      635       CTX 14" MONITOR                              08/01/96          260.00         10.83          249.17
IMIS      636       COMPAQ PROLINEA E 5100 (SEE NOTES)           08/01/96        2,349.07         97.88        2,251.19
IMIS      637       COMPAQ DESKPRO 2000 MODEL 5100/1200          08/01/96        2,114.53         88.10        2,026.43
IMIS      638       CTX 15" MONITOR                              08/01/96          360.00         15.00          345.00
IMIS      639       CTX 15" MONITOR                              08/01/96          360.00         15.00          345.00
IMIS      640       20" CORNERSTONE GRAYSCALE                    09/01/96        1,931.68         40.24        1,891.44
IMIS      641       20" CORNERSTONE GRAYSCALE                    09/01/96        1,931.68         40.24        1,891.44
IMIS      642       COMPAQ PROLINEA 5100E (SEE NOTES)            09/01/96        2,361.83         49.20        2,312.63
IMIS      643       COMPAQ PROLINEA 5100E (SEE NOTES)            09/01/96        2,361.83         49.20        2,312.63
IMIS      644       HP JETDIRECT PRINT SERVER EXT.               09/01/96          668.75         13.93          654.82
                                                                               ----------     ---------      ----------
                                        TOTAL IMIS                             923,609.00    114,705.10      808,903.90


                                  EXHIBIT "A"